Investments in and advances to Equity Accounted Investments	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Investments in and advances to Equity Accounted Investments
6.	Investments in and advances to Equity Accounted Investments

	Year Ended December 31,
	2014	2013
	$	$
High-Q Joint Venture (High-Q)	18,948	18,196
Tanker Investments Ltd. (TIL)	36,915	—
Teekay Tanker Operations Ltd. (TTOL)	17,534	—

Total	73,397	18,196

a.

The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one VLCC, which is trading on a fixed time charter-out contract expiring in 2018. Under the contract, the vessel earns a fixed daily rate and an additional amount if the daily rate of any sub-charter earned exceeds a certain threshold.

In March 2012, the joint venture entered into a $68.6 million loan with a financial institution. As at December 31, 2014, the loan had an outstanding balance of $60.0 million (December 31, 2013 - $64.7 million). The loan is secured by a first-priority mortgage on the VLCC owned by the joint venture and 50% of the outstanding loan balance is guaranteed by the Company. The joint venture has an interest rate swap agreement with a notional amount of $60.0 million that expires in June 2018, 50% of which is guaranteed by the Company. The interest rate swap exchanges a receipt of floating interest based on 3-months LIBOR for a payment of a fixed rate of 1.47% every three months.

b.

In January 2014, the Company and Teekay formed TIL, which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery of the tanker market. The Company purchased 2.5 million shares of common stock for $25.0 million and received a stock purchase warrant entitling it to purchase up to 750,000 additional shares of common stock of TIL (see note 9). The stock purchase warrant is a derivative instrument, which had a value of $3.4 million on issuance which is reflected in the other income (expenses) in the Company’s consolidated statements of income (loss) for the year ended December 31, 2014. The Company also received one preferred share, which entitles the Company to elect one Board member of TIL. The preferred share does not give the Company a right to any dividends or distributions of TIL. The Company accounts for its investment in TIL using the equity method. In October 2014, the Company purchased an additional 0.9 million common shares of TIL on the open market. The common shares were acquired at a price of NOK 69 per share, or a purchase price of $10.0 million.

In May 2014, the Company sold two wholly-owned subsidiaries, each of which owns one VLCC, to TIL (see note 18).

c.

On August 1, 2014, the Company purchased from Teekay a 50% interest in TTOL, which owns conventional tanker commercial management and technical management operations, including the direct ownership in three commercially managed tanker pools, for an aggregate price of approximately $23.5 million, including net working capital. Teekay retained the remaining 50% interest in TTOL.

As consideration for this acquisition, the Company issued to Teekay 4.2 million Class B common shares. The 4.2 million Class B common shares had an approximate value of $15.6 million, or $3.70 per share, when the purchase price was agreed to between the parties and a value of $17.0 million, or $4.03 per share, on the acquisition closing date. The purchase price, for accounting purposes, is based upon the value of the Class B common shares on the acquisition closing date. In addition, the Company reimbursed Teekay for $6.5 million of working capital it assumed from Teekay in connection with the purchase. The book value of the assets acquired, including working capital, was $16.9 million on the date of acquisition. The excess of the purchase price over the Company’s proportionate interest in the book value of the net assets acquired, which amounted to $6.6 million, is accounted for as an equity distribution to Teekay. The portion of the purchase price paid with the 4.2 million of Class B common shares is reflected in the statement of cash flow as a non-cash transaction. The Company accounts for its ownership interest in TTOL using the equity method.

A condensed summary of the Company’s financial information for equity accounted investments (9.29% to 50% owned) shown on a 100% basis are as follows:

	As at December 31,
	2014	2013
	$	$
Cash and restricted cash	97,758	2,897
Other assets- current	66,473	270
Vessels and equipment	715,360	99,526
Other assets - non-current	26,446	1,001
Current portion of long-term debt	33,992	5,750
Other liabilities – current	47,275	1,387
Long-term debt	359,980	59,975
Other liabilities - non-current	31,787	35,000

	Year Ended December 31,
	2014	2013	2012
	$	$	$
Revenues	94,244	7,325	—
Income from vessel operations	16,460	3,256	(3)
Realized and unrealized loss on derivative instruments	(831)	—	—
Net income (loss)	3,598	1,686	(3)

For the year ended December 31, 2014, the Company recorded equity income (loss) of $5.2 million (2013 - $0.9 million and 2012 – $(1) thousand). The income or loss was primarily comprised of the Company’s share of net income (loss) from High-Q joint venture, TIL, and TTOL.